                                                                   Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 11, 1998, with respect to the financial statements of Cyber Dialogue Inc. included in the Registration Statement
(Form S-1 No. 333-      ) and related Prospectus of Cyber Dialogue Inc. for
the registration of           shares of its common stock.



                                           /s/ Kamler, Lewis & Noreman LLP


Great Neck, New York
February 17, 2000